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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                  July 22, 1999 (July 21, 1999)
                                                                  ---------------------------------------------------

                                                COLLEGIATE PACIFIC INC.
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                                  (Exact Name of Registrant as Specified in Charter)

               Delaware                                  0-17293                              22-2795073
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   (State or Other Jurisdiction of              (Commission File Number)           (IRS Employer Identification No.)
            Incorporation)

                          13950 Senlac, Suite 200, Farmers Branch, Texas                                  75235
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                             (Address of Principal Executive Offices)                                  (Zip Code)

Registrant's telephone number, including area code:               (972) 243-8100
                                                                  ---------------------------------------------------

                                                         None
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                             (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

         The reincorporation of Collegiate Pacific Inc. as a Delaware corporation, as described in Collegiate Pacific's Definitive Proxy Statement, was effective on July 21, 1999. As a result of the reincorporation, Collegiate
Pacific Inc.'s jurisdiction of incorporation has been changed from the Commonwealth of Pennsylvania to the State of Delaware.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                  Exhibit No.            Exhibit
                  -------------------    -------------------------------------
                  2                      Agreement and Plan of Merger, dated
                                         July 20, 1999, by and between
                                         Collegiate Pacific Inc. and CoPa
                                         Delaware Inc., filed as Exhibit B to
                                         Collegiate Pacific Inc.'s Definitive
                                         Proxy Statement on Schedule 14A on
                                         November 20, 1998, is incorporated
                                         herein by reference.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COLLEGIATE PACIFIC INC.


Dated:  July 22, 1999               By:             /s/  Michael J. Blumenfeld
                                           -----------------------------------
                                           Name:    Michael J. Blumenfeld
                                           Title:   Chairman, President and
                                                    Chief Executive Officer